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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                February 25, 2004
                Date of Report (Date of Earliest Event Reported)

                        SEQUOIA RESIDENTIAL FUNDING, INC.
  (as Depositor with respect to the issuance of Sequoia Mortgage Trust 2004-2,
                      Mortgage Pass-Through Certificates)

                        SEQUOIA RESIDENTIAL FUNDING, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                    333-112334                35-2170972
          --------                    ----------                ----------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
of Incorporation)                                           Identification No.)

                         One Belvedere Place, Suite 330
                         ------------------------------
                              Mill Valley, CA 94941
                              ---------------------
                    (Address of Principal Executive Offices)

                                 (415) 389-7373
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

On February 1, 2004, Sequoia Residential Funding, Inc. (the "Depositor"), HSBC Bank USA (the "Trustee"), and Wells Fargo Bank, National Association (the "Master Servicer" and "Securities Administrator") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), pursuant to which the Sequoia Mortgage Trust 2004-2 Mortgage Pass-Through Certificates in the approximate aggregate principal amount of $693,698,100 were issued. In connection with the offering of Mortgage Pass-Through Certificates, RWT Holdings, Inc. ("RWT") and the Depositor entered into a Mortgage Loan Purchase and Sale Agreement dated February 1, 2004, pursuant to which RWT conveyed to the Depositor as of the closing on February 25, 2004, all of its interest in the Mortgage Loans. The Pooling and Servicing Agreement, with accompanying Exhibits, is annexed hereto as Exhibit 99.1. The Opinion as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Trust 2004-2 Mortgage Pass-Through Certificates is attached hereto as Exhibit 99.2.


ITEM 7(c).   EXHIBITS

             99.1 Pooling and Servicing Agreement dated February 1, 2004, by and among Sequoia Residential Funding, Inc., as Depositor, HSBC Bank USA, as Trustee, and Wells Fargo Bank, N. A., as Master Servicer and Securities Administrator.

             99.2 Opinion of Chapman and Cutler LLP, dated February 25, 2004, as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Trust 2004-2 Mortgage Pass-Through Certificates.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 9, 2004

                                               SEQUOIA RESIDENTIAL FUNDING, INC.

                                               By:    /s/ Harold F. Zagunis
                                                  ------------------------------
                                                  Harold F. Zagunis
                                                  Secretary
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                                  EXHIBIT INDEX

Exhibit Number

99.1 Pooling and Servicing Agreement dated February 1, 2004, by and among Sequoia Residential Funding, Inc., as Depositor, HSBC Bank USA, as Trustee, and Wells Fargo Bank, N. A., as Master Servicer and Securities Administrator.

99.2 Opinion of Chapman and Cutler LLP, dated February 25, 2004, as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Trust 2004-2 Mortgage Pass-Through Certificates.